Exhibit 99.1

FOR IMMEDIATE RELEASE

CONTACTS:

JAMES G. RAKES, CHAIRMAN, PRESIDENT & CEO

(540) 951-6236   jrakes@nbbank.com

DAVID K. SKEENS, TREASURER & CFO

(540) 951-6347   dskeens@nbbank.com

NATIONAL BANKSHARES, INC. REPORTS

SECOND QUARTER AND FIRST HALF EARNINGS

BLACKSBURG, VA, JULY 23, 2015:  National Bankshares, Inc. (NASDAQ Capital Market: NKSH) today announced its results of operations for the second quarter and first half of 2015. The Company reported net income of almost $8.08 million for the six months ended June 30, 2015 compared to $8.51 million at June 30, 2014. Basic earnings per share were $1.16 at June 30, 2015 compared to $1.23 for the same period in 2014. For the first half of the year, the return on average assets was 1.41% and the return on average equity was 9.55% compared to 1.54% and 11.22%, respectively, for the first six months of 2014. At June 30, 2015, the Company had total assets of almost $1.15 billion which was an increase of 1.75% when compared to $1.13 billion at the end of June 2014.

Commenting on the Company’s financial results, National Bankshares Chairman, President & CEO James G. Rakes said, “Loan growth of over $33.54 million, or 5.65%, from June 30, 2014 is a positive indicator of a stronger demand for credit. We continue to focus on meeting the financial needs of our customers and our employees are dedicated to striving to meet those needs.”

National Bankshares, Inc., headquartered in Blacksburg, Virginia, is the parent company of The National Bank of Blacksburg, which does business as National Bank, and of National Bankshares Financial Services, Inc.  National Bank is a community bank operating from 26 offices throughout Southwest Virginia. National Bankshares Financial Services, Inc. is an investment and insurance subsidiary in the same trade area.  The Company’s stock is traded on the NASDAQ Capital Market under the symbol “NKSH.” Additional information is available at www.nationalbankshares.com.

Forward-Looking Statements

Certain statements in this press release may be “forward-looking statements.”  Forward-looking statements are statements that include projections, predictions, expectations or beliefs about future events or results that are not statements of historical fact and that involve significant risks and uncertainties.  Although the Company believes that its expectations with regard to forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that actual Company results will not differ materially from any future results implied by the forward-looking statements.  Actual results may be materially different from past or anticipated results because of many factors, some of which may include changes in economic conditions, the interest rate environment, legislative and regulatory requirements, new products, competition, changes in the stock and bond markets and technology.  The Company does not update any forward-looking statements that it may make.

101 Hubbard Street / Blacksburg, Virginia 24060

P.O. Box 90002 / Blacksburg, Virginia 24062-9002

540 951-6300 / 800 552-4123

www.nationalbankshares.com

National Bankshares, Inc. and Subsidiaries

Consolidated Balance Sheets

(Unaudited)

($ in thousands, except for share and per share data)	June 30, 2015	June 30, 2014	December 31, 2014
Assets
Cash and due from banks	$11,353	$15,917	$12,894
Interest-bearing deposits	83,818	106,112	102,548
Federal funds sold	---	---	---
Securities available for sale, at fair value	218,524	195,407	222,844
Securities held to maturity	155,704	162,956	161,452
Restricted stock	1,129	1,089	1,089
Total securities	375,357	359,452	385,385
Mortgage loans held for sale	853	383	291
Loans:
Loans, net of unearned income and deferred fees	626,941	593,400	605,466
Less: allowance for loan losses	(8,131)	(7,971)	(8,263)
Loans, net	618,810	585,429	597,203
Premises and equipment, net	8,878	9,482	9,131
Accrued interest receivable	5,857	5,798	5,748
Other real estate owned	4,441	5,293	4,744
Intangible assets and goodwill	6,685	7,761	7,223
Bank-owned life insurance	22,097	21,491	21,797
Other assets	10,122	11,361	7,767
Total assets	$1,148,271	$1,128,479	$1,154,731

Liabilities and Stockholders' Equity
Noninterest-bearing deposits	$157,983	$146,727	$150,744
Interest-bearing demand deposits	526,749	510,304	533,641
Savings deposits	86,354	79,255	81,297
Time deposits	203,070	231,177	216,746
Total deposits	974,156	967,463	982,428
Other borrowed funds	---	---	---
Accrued interest payable	61	71	68
Other liabilities	6,484	4,149	5,932
Total liabilities	980,701	971,683	988,428

Stockholders' Equity
Preferred stock, no par value, 5,000,000 shares authorized; none issued and outstanding	---	---	---
Common stock of $1.25 par value. Authorized 10,000,000 shares; issued and outstanding, 6,954,474 shares at June 30, 2015, 6,950,474 at December 31, 2014 and 6,947,974 shares at June 30, 2014.	8,693	8,685	8,688
Retained earnings	167,764	158,863	163,287
Accumulated other comprehensive loss, net	(8,887)	(10,752)	(5,672)
Total stockholders' equity	167,570	156,796	166,303
Total liabilities and stockholders' equity	$1,148,271	$1,128,479	$1,154,731

National Bankshares, Inc. and Subsidiaries

Consolidated Statements of Income

(Unaudited)

	Three Months Ended		Six Months Ended
($ in thousands, except for share and per share data)	June 30, 2015	June 30, 2014	June 30, 2015	June 30, 2014
Interest Income
Interest and fees on loans	$7,673	$7,819	$15,322	$15,754
Interest on federal funds	---	---	---	---
Interest on interest-bearing deposits	55	64	119	129
Interest on securities - taxable	1,712	1,697	3,446	3,350
Interest on securities - nontaxable	1,357	1,474	2,743	2,974
Total interest income	10,797	11,054	21,630	22,207
Interest Expense
Interest on time deposits of $100 or more	120	145	248	298
Interest on other deposits	931	1,150	1,890	2,312
Interest on borrowed funds	---	---	---	---
Total interest expense	1,051	1,295	2,138	2,610
Net interest income	9,746	9,759	19,492	19,597
Provision for loan losses	355	701	556	804
Net income after provision for loan losses	9,391	9,058	18,936	18,793
Noninterest Income
Service charges on deposit accounts	570	607	1,105	1,199
Other service charges and fees	48	38	119	103
Credit card fees	976	961	1,871	1,758
Trust Income	299	332	588	625
Bank-owned life insurance	172	177	342	352
Other income	349	229	631	506
Realized securities gains, net	5	---	3	1
Total noninterest income	2,419	2,344	4,659	4,544
Noninterest Expense
Salaries and employee benefits	3,254	3,007	6,326	6,006
Occupancy and furniture and fixtures	417	417	869	857
Data processing and ATM	409	394	843	757
FDIC assessment	135	117	270	264
Credit card processing	675	665	1,285	1,214
Intangibles and goodwill amortization	269	269	538	538
Net cost of other real estate owned	46	84	517	161
Franchise taxes	322	287	630	566
Other operating expenses	863	820	1,820	1,879
Total noninterest expense	6,390	6,060	13,098	12,242
Income before income tax expense	5,420	5,342	10,497	11,095
Income tax expense	1,310	1,233	2,421	2,582
Net income	$4,110	$4,109	$8,076	$8,513
Basic net income per share	$0.59	$0.59	$1.16	$1.23
Fully diluted net income per share	$0.59	$0.59	$1.16	$1.22
Weighted average number of common shares outstanding
Basic	6,952,540	6,947,974	6,951,513	6,947,974
Diluted	6,956,039	6,960,683	6,955,093	6,962,274
Dividends declared per share	$0.53	$0.55	$0.53	$0.55
Dividend payout ratio	---	---	45.64%	44.89%
Book value per share	$24.85	$22.57	$24.10	$22.57

National Bankshares, Inc. and Subsidiaries

Consolidated Statements of Comprehensive Income

(Unaudited)

	Three Months Ended
($ in thousands, except for share and per share data)	June 30, 2015	June 30, 2014
Net income	$4,110	$4,109
Other Comprehensive Income (Loss), net of tax
Unrealized holding gains (losses) on available for sale securities net of deferred tax of ($3,048) in 2015 and $1,664 in 2014	(5,665)	3,091
Reclassification adjustment, net of income tax (benefit) of ($2) in 2015 and $0 in 2014	(3)	---
Other comprehensive income (loss), net of tax of ($3,050) in 2015 and $1,664 in 2014	$(5,668)	$3,091
Total Comprehensive Income (Loss)	$(1,558)	$7,200

	Six Months Ended
($ in thousands)	June 30, 2015	June 30, 2014
Net income	$8,076	$8,513
Other Comprehensive Income, net of tax
Unrealized holding gains (losses) on available for sale securities net of deferred tax of ($1,728) in 2015 and $3,345 in 2014	(3,213)	6,212
Reclassification adjustment, net of income tax (benefit) of ($1) in 2015 and $0 in 2014	(2)	---
Other comprehensive income (loss), net of tax of ($1,729) in 2015 and $3,345 in 2014	$(3,215)	$6,212
Total Comprehensive Income	$4,861	$14,725

National Bankshares, Inc. and Subsidiaries

Key Ratios and Other Data

(Unaudited)

($ in thousands)	Three Months Ended		Six Months Ended
	June 30, 2015	June 30, 2014	June 30, 2015	June 30, 2014
Average Balances
Cash and due from banks	$11,537	$11,636	$11,451	$11,786
Interest-bearing deposits	86,617	102,409	95,314	102,698
Securities available for sale	229,447	193,854	225,824	189,196
Securities held to maturity	155,736	164,476	157,547	163,643
Restricted stock	1,130	1,089	1,112	1,237
Mortgage loans held for sale	893	256	678	319
Gross Loans	624,598	592,073	614,922	592,205
Loans, net	623,764	583,054	605,809	583,121
Intangible assets	6,839	7,915	6,974	8,050
Total assets	1,154,036	1,116,461	1,152,733	1,112,664
Total deposits	976,427	954,592	975,118	954,163
Other borrowings	1	1	---	---
Stockholders' equity	171,616	156,045	170,461	152,975
Interest-earning assets	1,098,870	1,067,136	1,095,696	1,064,732
Interest-bearing liabilities	817,675	811,711	819,481	812,197

Financial ratios
Return on average assets	1.43%	1.48%	1.41%	1.54%
Return on average equity	9.61%	10.56%	9.55%	11.22%
Net interest margin	3.90%	4.02%	3.92%	4.07%
Net interest income-fully taxable equivalent	$10,672	$10,699	$21,320	$21,498
Efficiency ratio	48.81%	46.46%	50.42%	47.01%
Average equity to average assets	14.87%	13.98%	14.79%	13.75%

Allowance for loan losses
Beginning balance	$8,257	$8,297	$8,263	$8,227
Provision for losses	355	701	556	804
Charge-offs	(516)	(1,053)	(776)	(1,244)
Recoveries	35	26	88	184
Ending balance	$8,131	$7,971	$8,131	$7,971

National Bankshares, Inc. and Subsidiaries

Asset Quality Data

(Unaudited)

$ in thousands
Nonperforming assets	June 30, 2015	June 30, 2014
Nonaccrual loans	$2,870	$2,335
Nonaccrual restructured loans	6,035	2,674
Total nonperforming loans	$8,905	$5,009
Other real estate owned	4,441	5,293
Total nonperforming assets	$13,346	$10,302
Accruing restructured loans	$5,943	$6,240
Loans 90 days or more past due	$80	$266

Asset quality ratios
Nonperforming assets to loans net of unearned income and deferred fees, plus other real estate owned	2.11%	1.72%
Allowance for loans losses to total loans	1.30%	1.34%
Allowance for loan losses to nonperforming loans	91.31%	159.13%
Loans past due 90 days or more to loans net of unearned income and deferred fees	0.01%	0.04%